UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

MOTIVE CAPITAL CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39794	98-1561111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7 World Trade Center, 250 Greenwich St., FL 47
New York, NY	10007
(Address of principal executive offices)	(Zip Code)

(212) 651-0200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	MOTV U	The New York Stock Exchange

Class A Ordinary Shares included as part of units	MOTV	The New York Stock Exchange

Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	MOTV WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

The Merger

On September 13, 2021, Motive Capital Corp, a Cayman Islands exempted company (“we,” “us,” “our” or the “Company”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, FGI Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Forge Global, Inc., a Delaware corporation (“Forge”).

The Merger Agreement and the transactions contemplated thereby were approved by the board of directors of the Company, Merger Sub and Forge. The transactions set forth in the Merger Agreement, including the Merger (defined below), will constitute a “Business Combination” as contemplated by the Company’s amended and restated memorandum and articles of association. Unless expressly stated otherwise herein, capitalized terms used but not defined herein shall have such meanings ascribed to them in the Merger Agreement.

The Merger Agreement

The Merger Agreement provides for, among other things, the following transactions: (i) the Company will change its jurisdiction of incorporation by transferring by way of continuation from the Cayman Islands and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), and, in connection with the Domestication, (A) each outstanding Class A ordinary share of the Company, par value $0.0001 per share (the “Company Class A Stock”), will convert automatically into one share of common stock, par value $0.0001 per share (the “Domesticated Company Common Stock”), (B) each outstanding Class B ordinary share of the Company, par value $0.0001 per share (the “Company Class B Stock” and, together with the Company Class A Stock, the “Company Stock”), will convert automatically into one share of Domesticated Company Common Stock, (C) each outstanding warrant to purchase one share of Company Stock at an exercise price of $11.50 that was included in the units sold as part of Company’s initial public offering (a “Company Public Warrant”) will convert automatically, on a one-for-one basis, into a warrant to acquire one share of Domesticated Company Common Stock (“Domesticated Company Public Warrant”), (D) each outstanding warrant to purchase one share of Company Class A Stock at an exercise price of $11.50 issued to Motive Sponsor Holdings LLC, a Delaware limited liability company (the “Sponsor”) will convert automatically, on a one-for-one basis, into a warrant to acquire one share of Domesticated Company Common Stock and (E) each outstanding unit of the Company, which consists of one share of Company Class A Stock and one-third of one Company Public Warrant, will, to the extent not already split by the holder thereof, convert automatically, into one share of Domesticated Company Common Stock and one-third of one Domesticated Company Public Warrant; and (ii) immediately following the Domestication, Merger Sub will merge with and into Forge, with Forge surviving as a wholly owned subsidiary of the Company (the “Merger”).

Consideration

Subject to the terms and conditions set forth in the Merger Agreement, in consideration of the Merger, each outstanding share of Forge’s capital stock (excluding shares owned by the Company or by Forge as treasury stock or dissenting shares) (i) if vested, will be canceled and converted into the right to receive either cash or Domesticated Company Common Stock, or a combination thereof, equal to the Per-Share Merger Consideration, which mix of cash and stock shall correspond to that elected by each of holder of Forge vested shares; provided, that in no event shall a holder of Forge vested shares be permitted to elect greater than fifteen percent (15%) cash and in no event will the aggregate amount of cash payable to all holders of vested Forge shares exceed $100 million and (ii) if unvested, will be canceled and converted into the right to receive a number of shares of unvested Domesticated Company Common Stock (subject to the same terms and conditions, including with respect to vesting, as the unvested share of Forge’s capital stock) equal to (A) the Securities Merger Consideration multiplied by (B) the Exchange Ratio. The total consideration paid to holders of Forge’s outstanding equity securities will include shares of Domesticated Company Common Stock and options and warrants to acquire shares of Domesticated Company Common Stock, having an aggregate value equal to $1.5 billion, less the amount of any cash consideration payable to holders of vested Forge shares, consisting of (assuming the maximum amount of cash consideration) an aggregate of 140 million newly issued shares of Domesticated Company Common Stock and options and warrants to acquire shares of Domesticated Company Common Stock, in each case, with a deemed value of $10.00 per share solely for purposes of determining the aggregate number of shares payable to holders of Forge capital stock. As a result, at the closing of the Merger and the other transactions contemplated by the Merger Agreement (the “Closing”), (i) each outstanding option to purchase Forge capital stock, whether vested or unvested, will be assumed and converted into an option with respect to a number of shares of Domesticated Company Common Stock in the manner set forth in the Merger Agreement and (ii) each outstanding warrant to purchase Forge capital stock, whether or not exercisable, will be assumed and converted into a warrant with respect to a number of shares of Domesticated Company Common Stock in the manner set forth in the Merger Agreement.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to the parties, the transactions contemplated by the Merger Agreement and their respective business operations and activities. The representations and warranties of the parties generally do not survive the Closing.

Covenants

The Merger Agreement includes covenants of Forge with respect to the operation of the business prior to consummation of the Merger, inspection, preparation and delivery of certain audited and unaudited financial statements, affiliate agreements, consents, shareholder approval and trading in the Company’s securities.

The Merger Agreement includes covenants of the Company relating to, among other things, shareholder litigation, trust account proceeds and related available equity, listing, conduct of business, PIPE Subscriptions, the Domestication and the post-closing directors and officers of the Company.

The Merger Agreement also contains additional, customary covenants of the parties, including, among others, (i) the requirement to make appropriate filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), as well as certain other regulatory filings, and (ii) preparation and filing of a registration statement on Form S-4 with respect to the shares of Domesticated Company Common Stock issuable under the Merger Agreement, which Form S-4 will contain a proxy statement of the Company (the “Registration Statement / Proxy Statement”).

The Merger Agreement also contains mutual exclusivity provisions prohibiting (i) the Company and its subsidiaries from initiating, soliciting, or otherwise encouraging an Acquiror Business Combination (as defined in the Merger Agreement) (subject to limited exceptions specified therein) or entering into any contracts or agreements in connection therewith and (ii) Forge and its subsidiaries from initiating, soliciting, or otherwise encouraging a Company Business Combination (as defined in the Merger Agreement) (subject to limited exceptions specified therein) or entering into any contracts or agreements in connection therewith.

Conditions to Consummation of the Transactions

Consummation of the transactions contemplated by the Merger Agreement is generally subject to conditions of the respective parties that are customary for a transaction of this type, including, among others: (i) approval by the Company’s shareholders of certain proposals set forth in the Registration Statement / Proxy Statement; (ii) approval of the Merger by the shareholders of Forge; (iii) there being no laws or injunctions by governmental authorities or other legal restraint prohibiting consummation of the transactions contemplated under the Merger Agreement; (iv) the waiting period applicable to the Merger under HSR, having expired (or early termination having been granted); (v) specified approvals, registrations, declarations and other filings of and with governmental authorities and the expiration of any applicable waiting periods, in each case, having been obtained, filed or expired (as applicable), and (vi) the Company having at least $5,000,001 in net tangible assets. Forge has separate closing conditions, including, among others, that (a) the amount in the Company’s trust account, (calculated net of any shareholder redemptions), plus the proceeds from the purchase of securities under the A&R Forward Purchase Agreement and the proceeds from the PIPE Financing, equals or exceeds $208.5 million (the “Minimum Cash Condition”); and (b) no material adverse effect has occurred with respect to the Company. The Company has separate closing conditions, including, among others, that no material adverse effect has occurred with respect to Forge.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Merger, including:

i.	by mutual written consent of the Company and Forge;

ii.	by either party if the Closing has not occurred on or before the date that is nine months after the date of the Agreement (the “Agreement End Date”); provided, however, that if the Company shareholders approve certain proposals set forth in the Registration Statement / Proxy Statement prior to the Agreement End Date, the Agreement End Date shall be extended by thirty (30) days;

iii.	by either party if the Company shareholders fail to approve certain proposals set forth in the Registration Statement / Proxy Statement;

iv.	by the Company if Forge fails to obtain and deliver to the Company the approval of the Merger by the shareholders of Forge within 5 days following the date on which the U.S. Securities Exchange Commission (the “SEC”) declares the Registration Statement / Proxy Statement effective;

v.	by either party if there is a final non-appealable Governmental Order preventing the consummation of the transactions contemplated by the Merger Agreement;

vi.	by the Company as a result of breach by Forge that gives rise to a failure of a condition precedent and cannot or has not been cured by the earlier of the Agreement End Date or 30 days after receipt of notice from Forge;

vii.	by Forge as a result of breach by the Company or Merger Sub that gives rise to a failure of a condition precedent and cannot or has not been cured by the earlier of the Agreement End Date or 30 days after receipt of notice from the Company; and

viii.

by the Company (a) if Forge fails to deliver its PCAOB-compliant audited financials for the years ended December 31, 2020 and December 31, 2019 (the “PCAOB Financials”) within sixty days after the date of the Merger Agreement; provided, that the Company may not terminate the Agreement as a result of the foregoing at any time after Forge delivers the PCAOB Financials to the Company or (b) in the event that there are differences between the PCAOB Financials as of and for the year ended December 31, 2020 and the corresponding Unaudited Financial Statements (as defined in the Merger Agreement) that are material and adverse to Forge and its subsidiaries, taken as a whole; provided, that the Company must exercise such termination right, if available, by the earlier of: (1) 5:00 p.m. Eastern Time on fifth business day after Forge delivers the PCAOB Financials to the Company and (2) the time of the initial filing of the Registration Statement / Proxy Statement with the SEC.

If the Merger Agreement is validly terminated, none of the parties will have any liability or any further obligation under the Merger Agreement with certain limited exceptions, including liability arising out of any willful and material breach.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Forge or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date hereof, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Sponsor Support Agreement

Concurrent with the execution of the Merger Agreement, the Company entered into that certain Sponsor Support Agreement (the “Sponsor Agreement”) with the Sponsor and certain holders of Company Class B Stock pursuant to which the Sponsor and such holders of Class B Common Shares have agreed to (i) vote all shares of Company Stock they own in favor of the transactions contemplated by the Merger Agreement and (ii) waive certain anti-dilution rights with respect to their Company Class B Stock. The Sponsor also has agreed to certain transfer restrictions with respect to its Company Class B Stock (including shares of Domesticated Company Common Stock issued with respect to such Company Class B Stock in the Domestication) (the “Lockup Shares”) and its warrants to purchase Company Class A Stock (the “Lockup Warrants” and, together with the Lockup Shares, the “Lockup Securities”) as follows: (a) one-third of the Lockup Shares will be subject to a one year lock-up, and will be released from such lock-up if the closing price of Domesticated Company Common Stock equals or exceeds $12.00 for any 20 trading days in a 30-consecutive trading day period commencing 150 days post-Closing, (b) one-third of the Lockup Warrants will be subject to a six month lock-up, (c) one-third of the Lockup Securities will be subject to a three year lock-up, and will be released from such lock-up no earlier than six months after the Closing if the closing price of Domesticated Company Common Stock equals or exceeds $12.50 for any 20 trading days in a 30-consecutive trading day period post-Closing, and (d) one-third of the Lockup Securities will be subject to a three year lock-up, and will be released from such lock-up no earlier than six months after the Closing if the closing price of Domesticated Company Common Stock equals or exceeds $15.00 for any 20 trading days in a 30-consecutive trading day period post-Closing. If earlier, each of the foregoing lock-up periods would terminate on the date after the Closing on which a Change of Control (as defined in the Sponsor Agreement) of the Company occurs. The Sponsor Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of the Sponsor Agreement is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement.

Stockholder Support Agreement

Concurrent with the execution of the Merger Agreement, the Company entered into that certain Stockholder Support Agreement (the “Stockholder Support Agreement”) with Forge and certain Forge shareholders (the “Supporting Shareholders”) pursuant to which the Supporting Shareholders agreed to vote in favor of the Merger and the transactions contemplated by the Merger Agreement. A copy of the Stockholder Support Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference. The foregoing description of Stockholder Support Agreement is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement.

Amended and Restated Forward Purchase Agreement

Concurrent with the execution of the Merger Agreement, the Company amended and restated that certain Forward Purchase Agreement, dated as of November 24, 2020, by and between the Company, the Sponsor and certain affiliates of the Sponsor (the “Purchasers”; and such agreement the “A&R Forward Purchase Agreement”). Pursuant to the A&R Forward Purchase Agreement, the Purchasers will collectively purchase concurrently with the Closing, at a per-unit price of $10.00, 5,000,000 units of the Company, and up to an additional 9,000,000 units of the Company to the extent of redemptions on a dollar-for-dollar basis by Company shareholders of all or a portion of their Company Class A Stock. For the avoidance of doubt, regardless of the extent of such redemptions, the Purchasers will in no event be required to purchase more than an aggregate amount of 14,000,000 units of the Company. The obligations of the Purchasers under the A&R Forward Purchase Agreement are subject to the fulfillment of certain conditions therein, including the concurrent consummation of the Merger. A copy of the A&R Forward Purchase Agreement is attached as Exhibit 10.3 hereto and is incorporated herein by reference. The foregoing description of the A&R Forward Purchase Agreement is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, the Company, the Sponsor, and certain Company and Forge stockholders will enter into a registration rights agreement pursuant to which, among other things, the Company will agree to undertake certain customary registration obligations in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and certain subsequent related transactions and obligations. Pursuant to the Registration Rights Agreement, the Company will agree that, within 30 calendar days after the Closing, the Company will file with the SEC a registration statement registering the resale of certain securities held by or issuable to the stockholders party thereto, and use its reasonable best efforts to have such registration statement declared effective by the SEC as soon as practicable thereafter. A copy of the Form of Registration Rights Agreement is included as Exhibit C to the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the Form of Registration Rights Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form filed herewith.

PIPE Financing

Concurrent with the execution of the Merger Agreement, the Company entered into subscription agreements (each, a “Subscription Agreement”) with certain investors (the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and the Company has agreed to issue and sell to the PIPE Investors an aggregate of 7.05 million shares of Domesticated Company Common Stock, at a per share price of $10.00 for an aggregate purchase price of $68,500,000, concurrent with the Closing, on the terms and subject to the conditions set forth therein (the “PIPE Financing”). The Subscription Agreement contains customary representations and warranties of the Company, on the one hand, and each PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the transactions contemplated by the Merger Agreement. Each Subscription Agreement provides that the Company will grant the PIPE Investors certain customary registration rights. The form of the Subscription Agreement is attached as Exhibit 10.4 hereto and is incorporated herein by reference. The foregoing description of the Subscription Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form filed herewith.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “PIPE Financing” and “Amended and Restated Forward Purchase Agreement” in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The Domesticated Company Common Stock to be issued and sold to the PIPE Investors pursuant to the Subscription Agreements and the units to be issued and sold to the Purchasers under the Forward Purchase Agreement will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On September 13, 2021, the Company issued a press release announcing the execution of the Merger Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Furnished herewith as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that was used by the Company in connection with the sale of the Domesticated Company Common Stock to the PIPE Investors, as well as transcripts of a pre-recorded presentation by members of Company and Forge management with respect to such presentation and of a short video presentation made available by Forge with respect to the Merger.

The foregoing (including the information presented in Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 and Exhibit 99.2, that is provided solely in connection with Regulation FD.

Important Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed Merger. This communication may be deemed to be solicitation material in respect of the proposed Merger. The proposed Merger will be submitted to the Company’s stockholders for their consideration. In connection with the proposed Merger, the Company intends to file with the SEC a registration statement on Form S-4 containing a proxy statement/prospectus to be distributed to the Company’s stockholders in connection with the Company’s solicitation of proxies for the vote of its stockholders in connection with the proposed Merger and other matters as described in such proxy statement/prospectus. The proxy statement/prospectus will also serve as the prospectus relating to the offer of the securities to be issued to Forge’s stockholders in connection with the completion of the proposed Merger. The Company also intends to file other relevant documents with the SEC regarding the proposed Merger. Before making any voting or investment decision with respect to the proposed Merger, investors, stockholders and other interested persons are urged to read carefully and in their entirety, when available, the definitive proxy statement/prospectus (including any amendments or supplements thereto) as well as other documents filed with the SEC because these documents will contain important information about the Company, Forge and the proposed Merger. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain a copy of the proxy statement/prospectus, without charge, by directing a request to: Motive Capital Corp, 7 World Trade Center, 250 Greenwich Street, Floor 47, New York, NY 10007. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov) or by directing a request to info@motivecapitalcorp.com. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of any vote or approval, or of an offer to buy the securities of the Company or Forge, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and Forge, and certain of their respective directors and executive officers and other members of management and employees, may be deemed to be “participants” in the solicitation of proxies with respect to the potential transaction described in this press release under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020, which was filed with the SEC on June 2, 2021. To the extent that holdings of the Company’s securities have changed from the amounts reported in such Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Form S-4, the proxy statement/ prospectus and other relevant materials relating to the proposed merger to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Stockholders and other investors should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be statements that are not historical facts but are forward looking statements within the meaning of the “safe harbor “provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” ”could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict, indicate or relate to future events or trends or Motive Capital’s or Forge’s future financial or operating performance, or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, the ability to complete the business combination due to the failure to obtain approval from Motive’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by Motive’s public shareholders, the estimated implied enterprise value of the Company, Forge’s ability to effectively compete in its industry, Forge’s ability to scale and grow its business, the cash position of the Company following closing, the timing of the closing of the business combination, the outcome of any legal proceedings that may be instituted against Motive Capital, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto, the ability to meet the NYSE’s listing standards following the consummation of the business combination, the risk that the business combination disrupts current plans and operations of Forge as a result of the announcement and consummation of the business combination, costs related to the business combination, changes in applicable laws or regulations, the possibility that Forge or the combined company may be adversely affected by other economic, business and/or competitive factors, and the impact of the novel coronavirus disease pandemic and its effect on business and financial conditions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, while considered reasonable by Motive Capital, Forge and their respective management, as the case may be, are subject to risks and uncertainties that may cause actual results to differ materially from current expectations. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Motive Capital’s final prospectus filed on December 14, 2020, Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (as subsequently amended), in each case, under the heading “Risk Factors,” and other documents of Motive Capital filed, or to be filed, including the proxy statement/prospectus, with the SEC. There may be additional risks that Motive Capital and Forge presently do not know or that they currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Motive Capital’s and Forge’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Motive and Forge anticipate that subsequent events and developments will cause their assessments to change. However, while Motive Capital and Forge may elect to update these forward-looking statements at some point in the future, Motive Capital and Forge specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Motive Capital’s and Forge’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Non-GAAP Financial Measures

This document or the Exhibits attached hereto may contain certain non-GAAP financial measures. Forge’s management uses forward-looking non-GAAP measures to evaluate Forge’s projected financials and operating performance and believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Forge. These non-GAAP financial measures are not a substitute for GAAP measures and should be read in conjunction with Forge’s GAAP financial information.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

2.1†	Merger Agreement, dated as of September 13, 2021, by and among the Company, Merger Sub and Forge

10.1	Sponsor Support Agreement, dated as of September 13, 2021, by and among the Company, Forge, the Sponsor and certain holders of the Company’s Class B Stock

10.2	Stockholder Support Agreement, dated as of September 13, 2021, by and among the Company, Forge and certain stockholders of Forge

10.3	Amended and Restated Forward Purchase Agreement, dated as of September 13, 2021, by and between the Company, the Sponsor and certain affiliates of the Sponsor

10.4	Form of Subscription Agreement

99.1	Press Release, dated September 13, 2021

99.2	Investor Presentation, dated September 13, 2021

104	The cover page to this Current Report on Form 8-K, formatted in inline XBRL.

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVE CAPITAL CORP

Date: September 13, 2021	By:	/s/ Blythe Masters
Blythe Masters
Chief Executive Officer